UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 22, 2021

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SIGMATRON INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-23248	36-3918470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2201 Landmeier Road

Elk Grove Village, Illinois 60007

(Address of Principal Executive Offices) (Zip Code)

(847) 956-8000

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value per share	SGMA	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

 On May 27, 2021, the stockholders of SigmaTron International, Inc. (the “Company”) approved the SigmaTron International, Inc. 2021 Employee Stock Option Plan (the “Stock Option Plan”). A description of the material terms of the Stock Option Plan is contained under the heading “Proposal 2—To Approve the 2021 Employee Stock Option Plan” in the Company’s definitive proxy statement for its special meeting of stockholders (described in Item 5.07 below), which was filed with the Securities and Exchange Commission on September 8, 2021. A copy of the Stock Option Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

Item 5.07. Submission of Matters to a Vote of Security Holders.

 As previously announced, on September 29, 2021, the Company adjourned, without conducting any business, its special meeting of stockholders (the “Special Meeting”) due to insufficient shareholder votes represented by proxy or in person to constitute a quorum of the Company’s outstanding shares of common stock for the transaction of business. The Company reconvene the Special Meeting at 10:00 a.m., Central Daylight Time, on October 22, 2021.

The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the reconvened Special Meeting on October 22, 2021. These proposals are described in greater detail in the proxy statement for the Special Meeting filed with the Securities and Exchange Commission on September 8, 2021 (the “Proxy Statement”).

Proposal 1

The stockholders approved the issuance to the current stockholders of Wagz, Inc. (“Wagz”) shares of the Company’s common stock as the “Merger Consideration” as defined in and pursuant to the terms of the Agreement and Plan of Merger, dated July 19, 2021, among the Company, Remy Pom Inc., Wagz and Terry B. Anderton, solely for purposes of Section 7.02 and as the representative, agent and attorney-in-fact of the stockholders of Wagz (the “Merger Agreement”), in accordance with the stockholder approval requirements of NASDAQ Listing Rule 5635. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote
2,042,997	283,942	13,108	0

Proposal 2

The stockholders approved the adoption of the SigmaTron International, Inc. 2021 Employee Stock Option Plan. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote
1,951,514	381,333	7,200	0

Item 7.01. Regulation FD Disclosure.

The Company issued a press release, a copy of which is furnished as Exhibit 99.1 hereto, announcing the results of the Special Meeting. The closing of the Wagz transaction remains subject to satisfying all conditions to closing set forth in the Merger Agreement, as described in further detail in the Proxy Statement.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 10.1	SigmaTron International, Inc. 2021 Employee Stock Option Plan (incorporated by reference to Exhibit B to the definitive proxy statement for the Special Meeting of Stockholders filed with the Securities and Exchange Commission on September 8, 2021)
Exhibit 99.1	SigmaTron International, Inc. press release dated October 22, 2021
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMATRON INTERNATIONAL, INC.

Date: October 22, 2021	By:	/s/ Gary R. Fairhead
Gary R. Fairhead
President and Chief Executive Officer